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                                                                    EXHIBIT 99.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of FelCor Lodging Trust Incorporated (the "Registrant") on Form 10-Q for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned hereby certifies, in the capacity as indicated below and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.





May 15, 2003                                   /s/ Richard J. O'Brien
                                               ---------------------------------
                                               Richard J. O'Brien
                                               Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to FelCor Lodging Trust Incorporated and will be retained by FelCor Lodging Trust Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.